                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)














(Growth Artwork)


GROWTH

Semi-Annual Report
2002





[GRAPHIC OMITTEED]










DELAWARE
Small Cap Growth Fund








[LOGO] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
       of Contents

Letter to Shareholders                               1
Portfolio Management Review                          3
New at Delaware                                      5
Performance Summary                                  6
Financial Statements:
   Statement of Net Assets                           7
   Statement of Operations                           9
   Statement of Changes in Net Assets               10
   Financial Highlights                             11
   Notes to Financial Statements                    12

                                                  Delaware Small Cap Growth Fund
                                                  January 14, 2002

Letter
       to Shareholders

Recap of Events
As the new year begins, U.S. stocks are coming off their best quarterly performance in two years. Autumn of 2001 was a time of welcome recovery for equities, as optimism about both the U.S. military campaign and the future direction of the economy helped turn many investors into buyers.

The five-month period ended December 31, 2001 was a tale of two markets, as evidenced by the -14.67% fall of the S&P 500 Index during the third quarter and its +10.68% gain in the fourth. In September, major stock indexes were completing an abysmal quarter, and had been trending downward for 18 months. By year's end, however, they had garnered their first sustained period of gains since March 2000. It was in that seemingly long ago month that the technology bubble burst, kindling economic woes that eventually became the first U.S. recession in a decade.

Delaware Small Cap Growth Fund returned +5.65% (Class A shares at net asset value with distributions reinvested) during the five months ended December 31, 2001, beating the -0.80% decline posted by its benchmark, the Russell 2000 Growth Index. The Fund's peer group, as measured by the Lipper Small Cap Growth Funds Average, declined by -1.77% for the same period.

Although major equity indexes raced past pre-September 11 levels this fall, 2001 was the second straight calendar year of negative stock market returns. The strong performance seen in 2001's final quarter was a breath of fresh air. But with stock prices on the rise again, Wall Street has been awaiting the turnaround in corporate earnings that would justify those rising prices.

A survey of 55 professional economists conducted by The Wall Street Journal this month revealed that they expected an average annual GDP growth rate in the first quarter of 2002 of +0.9% and +2.4% during the second quarter. By historical standards, such a recovery would be somewhat weak. In the five recessions since 1970, the economy has grown at an average annual rate of +5% in the nine months after the economy reaches a trough. Counting the nine economic recoveries since the end of World War II, the average annual growth rate is +7% (Source: The Wall Street Journal). In addition to predicting slower-than-normal acceleration, some economists surveyed think the current road to recovery is fraught with potential setbacks.

Outlook
More than four months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak.

Until the U.S. sees a turn in corporate profits, we think the market will be apt to move erratically, moving forward, but occasionally giving up gains. At Delaware Investments, we also believe that when uncertainty is high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. Longer-term models developed by Bill Dodge, Delaware's Chief Investment Officer, Equity, currently call for 2002 year-end levels of 1,450, 12,500, and 2,750 for the S&P 500 Index, The Dow Jones Industrial Average, and the Nasdaq Composite Index, respectively.

Total Return
For the period ended December 31, 2001                          Five Months

Delaware Small Cap Growth Fund -- Class A Shares                   +5.65%
Russell 2000 Growth Index                                         -0.80%
Lipper Small Cap Growth Funds Average (262 funds)                 -1.77%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Russell 2000 Growth Index is an unmanaged composite that measures the stocks of small, growth-oriented companies. The Lipper Small Cap Growth Funds Average represents the average return of small cap growth mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.



Sincerely,



/s/   Charles E. Haldeman, Jr.
----------------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/    David K. Downes
----------------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                                  Delaware Small Cap Growth Fund
                                                  January 14, 2002

Portfolio
       Management Review

Fund Manager
Gerald S. Frey
Senior Portfolio Manager

About Delaware Small Cap Growth Fund
The Fund is managed by the Delaware Investments Growth Team. We are excited by the opportunity to manage the Fund, which rounds out Delaware Investments' growth fund lineup quite nicely.

We take a team approach to the investment decision-making process and in managing Delaware Small Cap Growth Fund, and employ a style that is similar to that used in our other growth funds. Our investment process includes a bottom-up approach to security selection and a mentality of buying companies rather than stocks.

In seeking small growth companies, we look for market leaders, trying to identify companies with strong product cycles and innovative concepts. We look at price-to-earnings ratios, market capitalization, and cash flows, as we strive to determine how attractive a company is relative to others.

We also look at the capability of management, making frequent company visits. We assess the strength of the company's position within its industry, the potential for a company to develop new products or markets, its return on equity, and how stringent the company's financial and accounting processes are.

As in several Delaware Investments growth funds, we intend to "let winning stocks run" within Delaware Small Cap Growth Fund. However, we intend for the Fund to remain focused on true small cap stocks, and will not venture frequently into the upper end of the Russell 2000 Index's market cap range.

The Fund's Results
We opened Delaware Small Cap Growth Fund on July 31, 2001 amid a challenging environment. Growth stocks were being hit particularly hard during August 2001, and from the outset we worked to preserve capital in a declining market that was eventually punctuated by the tragic events of September 11.

On September 21, 2001 -- a little more than seven weeks after the Fund's inception -- U.S. stock indexes reached their bottoms for the year and began trending upward. Strong performance throughout the remainder of 2001 allowed Delaware Small Cap Growth Fund to turn in a +5.65% return (Class A shares at net asset value with distributions reinvested) for its first five months of existence. Performance was better than that of the Fund's benchmark, the Russell 2000 Growth Index, which posted performance of -0.80% for the five months ended December 31, 2001. Performance also outpaced that of the Fund's average peer, as measured by the -1.77% return of the Lipper Small Cap Growth Funds Average for the same five-month period. (Your Fund's fiscal year ends on June 30, and its financial reporting periods will end June 30 and December 31 of each year.)

Defensive-minded positioning early in the period, and the ability to invest new money selectively as we constructed the portfolio in a declining market, may have provided us an advantage versus our peers during the period. We believe that strong stock selection also allowed us to make gains during the period while our benchmark index and peer group did not.

Portfolio Highlights
As of December 31, 2001, the Fund held 57 stocks across a diverse list of industries. Throughout the fiscal period we were conservatively positioned, with heavier weightings than the benchmark in financials and business services.

Healthcare was among the poorest performing sectors in the Russell 2000 Growth Index during the period. We retained a lesser weighting than the index in healthcare stocks during much of the period, adding to our weighting in the sector as valuations became more attractive. Within healthcare, we took positions in several therapeutics companies that we believe have strong growth potential, as well as pharmaceutical manufacturers Cima Labs and Inspire Pharmaceuticals.

Performance among financial stocks as a group was relatively flat during the period. Among financial stocks, we focused primarily on banks, such as Doral Financial, and insurance stocks, such as mortgage insurer Radian Group.

Technology holdings were negative performers during the period as a group and we were very selective while building positions in technology-related sectors. As of December 31, 2001 the Fund held software developer Extensity and semiconductor manufacturer TranSwitch, as well as software company Vastera, which made gains during the period.

In anticipation of an eventual economic recovery, we focused on consumer-related sectors of the market. We think this focus on the consumer benefited the Fund's performance during the period. Several growing restaurant operators were among the Fund's strong performers in the period, including The Cheesecake Factory, Sonic, and Ruby Tuesday. We also focused during this initial fiscal period on consumer non-durable goods, including companies such as retailers American Eagle Outfitters, Coach, and Tweeter Home Entertainment Group.

Outlook
As we begin 2002, the overall environment for growth stocks appears to be improving. We are cautiously optimistic that a U.S. economic recovery will become apparent during the first half of 2002, as we think the Federal Reserve's interest rate cuts have begun to take effect.

We are less optimistic that the current run by U.S. stocks can continue unchecked. We believe the market bottomed during September 2001, but until corporate profits show stronger signs of recovery the market is apt to remain volatile. Many companies will still feel the effects of the recent economic slowdown in the near term.

Delaware Small Cap Growth Fund
Top 10 Holdings
As of December 31, 2001

                                                                  Percentage
        Company                       Industry                   of Net Assets
-------------------------------------------------------------------------------
   1. Neurocrine Biosciences        Healthcare &
                                    Pharmaceuticals                  3.35%
-------------------------------------------------------------------------------
   2. Radian Group                  Insurance                        2.96%
-------------------------------------------------------------------------------
   3. Tanox Biosystems              Healthcare &
                                    Pharmaceuticals                  2.88%
-------------------------------------------------------------------------------
   4. Vastera                       Technology/Software              2.65%
-------------------------------------------------------------------------------
   5. Pride International           Energy                           2.63%
-------------------------------------------------------------------------------
   6. Doral Financial               Banking & Finance                2.60%
-------------------------------------------------------------------------------
   7. Inhale Therapeutic            Healthcare &
       Systems                      Pharmaceuticals                  2.49%
-------------------------------------------------------------------------------
   8. Western Multiplex             Technology/Communications        2.37%
-------------------------------------------------------------------------------
   9. Edison Schools                Consumer Services                2.35%
-------------------------------------------------------------------------------
  10. R&G Financial                 Banking & Finance                2.24%
-------------------------------------------------------------------------------

New
       at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Now you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:
1. Go to www.delawareinvestments.com/edelivery
2. Follow the directions to register.

Signing up for eDelivery can also help make your tax preparation easier. If you use Quicken(R) TurboTax(R) to prepare your taxes, this year you will have access to Intuit's Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.


                                                                  [LOGO]
                                                                  DELAWARE
                                                                 e:delivery
                                                            ONLINE, ALL THE TIME
                                       5

Delaware
       Small Cap Growth Fund

Fund Basics
As of December 31, 2001
-----------------------------------------------------------------
Fund Objective:
The Fund seeks to provide long-term capital growth.
-----------------------------------------------------------------
Total Fund Net Assets:
$2.76 million
-----------------------------------------------------------------
Number of Holdings:
57
-----------------------------------------------------------------
Fund Start Date:
July 31, 2001
-----------------------------------------------------------------
Your Fund Manager:
Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A: DSCAX
Class B: DSCBX
Class C: DSCCX

Fund Performance
Average Total Returns
Through December 31, 2001            Lifetime
-------------------------------------------------
Class A (Est. 7/31/01)
Excluding Sales Charge                +5.65%
Including Sales Charge                -0.44%
-------------------------------------------------
Class B (Est. 7/31/01)
Excluding Sales Charge                +5.53%
Including Sales Charge                +0.53%
-------------------------------------------------
Class C (Est. 7/31/01)
Excluding Sales Charge                +5.65%
Including Sales Charge                +4.65%
-------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware Small Cap Growth Fund during the period shown. Performance would have been lower had the expense limitation not been in effect.

The average total return for the lifetime period ended December 31, 2001 for Delaware Small Cap Growth Fund's Institutional Class was +5.65%. The Institutional Class shares were first made available on July 31, 2001 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Nasdaq Institutional Class symbol: DSCIX

                                                  Delaware Small Cap Growth Fund
                                                  December 31, 2001 (Unaudited)

Statement
       of Net Assets

                                                         Number of      Market
                                                          Shares         Value
Common Stock - 88.46%
Banking & Finance - 7.62%
     BankAtlantic Bancorp                                   5,100       $ 46,818
     Doral Financial                                        2,300         71,783
     R & G Financial                                        3,600         61,704
     Sterling Bancshares                                    2,400         30,048
                                                                        --------
                                                                         210,353
                                                                        --------
Basic Industry/Capital Goods - 3.33%
   +C-COR.net                                               1,100         16,027
   +Mikohn Gaming                                           2,200         17,578
   +Varian                                                  1,800         58,392
                                                                        --------
                                                                          91,997
                                                                        --------
Business Services - 2.69%
   +Corporate Executive Board                               1,000         36,700
   +Sylvan Learning Systems                                 1,700         37,519
                                                                        --------
                                                                          74,219
                                                                        --------
Consumer Durable/Cyclical - 1.45%
   +Gentex                                                  1,500         40,095
                                                                        --------
                                                                          40,095
                                                                        --------
Consumer Non-Durable/Other - 4.07%
   +American Italian Pasta                                    600         25,218
   +Constellation Brands                                    1,000         42,850
   +Krispy Kreme Doughnuts                                  1,000         44,200
                                                                        --------
                                                                         112,268
                                                                        --------
Consumer Non-Durable/Retail - 8.67%
   +American Eagle Outfitters                               1,000         26,170
   +Coach                                                   1,100         42,878
   +Cost Plus                                               1,700         45,050
   +Duane Reade                                               700         21,245
   +Getty Images                                            1,300         29,874
   +Hibbett Sporting Goods                                  1,300         39,390
   +Tweeter Home Entertainment Group                        1,200         34,800
                                                                        --------
                                                                         239,407
                                                                        --------
Consumer Services - 5.33%
   +Cumulus Media                                           3,700         59,866
   +Edison Schools                                          3,300         64,845
   +West                                                      900         22,446
                                                                        --------
                                                                         147,157
                                                                        --------
Consumer Services/Restaurants - 4.39%
    Ruby Tuesday                                            1,600         33,008
   +Sonic                                                   1,000         36,000
   +The Cheesecake Factory                                  1,500         52,155
                                                                        --------
                                                                         121,163
                                                                        --------
Energy - 2.63%
   +Pride International                                     4,800         72,480
                                                                        --------
                                                                          72,480
                                                                        --------

                                                         Number of      Market
                                                          Shares         Value
Common Stock (continued)
Healthcare & Pharmaceuticals - 19.16%
   +Advisory Board                                         2,000      $   55,400
   +AMN Healthcare Services                                1,100          30,140
   +Cima Labs                                                800          28,920
   +CV Theraputics                                           900          46,818
   +Inhale Therapeutic Systems                             3,700          68,635
   +Inspire Pharmaceuticals                                2,600          36,634
   +Neurocrine Biosciences                                 1,800          92,358
   +Pain Therapeutics                                      4,600          42,136
   +Tanox Biosystems                                       4,300          79,561
   +Xoma                                                   4,900          48,265
                                                                      ----------
                                                                         528,867
                                                                      ----------
Healthcare/Devices - 3.44%
   +Conceptus                                              2,000          47,200
   +Harvard Bioscience                                     4,800          47,712
                                                                      ----------
                                                                          94,912
                                                                      ----------
Insurance - 6.23%
    Delphi Financial Group                                   800          26,640
    Max Re Capital                                         2,200          34,452
    Mutual Risk Management                                 4,000          29,200
    Radian Group                                           1,900          81,605
                                                                      ----------
                                                                         171,897
                                                                      ----------
Technology/Communications - 10.13%
   +Advanced Fibre Communications                          2,000          35,340
   +Finisar                                                3,900          39,663
   +Nassda                                                   500          11,245
   +O2Micro International                                  2,200          52,910
   +Riverstone Networks                                    3,200          53,120
   +Sonus Networks                                         4,800          22,176
   +Western Multiplex                                     12,100          65,340
                                                                      ----------
                                                                         279,794
                                                                      ----------
Technology/Hardware - 3.94%
   +Brooks Automation                                        900          36,603
   +Globespan Virata                                       3,100          40,145
   +TranSwitch                                             7,100          31,950
                                                                      ----------
                                                                         108,698
                                                                      ----------
Technology/Software - 4.05%
   +Extensity                                              2,800           6,104
    Henry (Jack) & Associates                              1,500          32,760
   +Vastera                                                4,400          73,084
                                                                      ----------
                                                                         111,948
                                                                      ----------
Transportation & Shipping - 1.33%
   +Knight Transportation                                  1,950          36,621
                                                                      ----------
                                                                          36,621
                                                                      ----------
Total Common Stock (cost $2,193,436)                                   2,441,876
                                                                      ----------

                                                  Delaware Small Cap Growth Fund

Statement
       of Net Assets (continued)

                                                     Principal        Market
                                                      Amount          Value
Commercial Paper - 11.41%
   Nationwide Life Insurance
     1.85% 1/2/02                                   $ 315,000        $  314,984
                                                                     ----------
Total Commercial Paper (cost $314,984)                                  314,984
                                                                     ----------
Total Market Value of Securities -- 99.87%
   (cost $2,508,420)                                                  2,756,860
Receivables and Other Assets
   Net of Liabilities -- 0.13%                                            3,567
                                                                     ----------
Net Assets Applicable to 307,600 Shares
   Outstanding -- 100.00%                                            $2,760,427
                                                                     ==========

Net Asset Value-- Delaware Small Cap Growth Fund
   Class A ($309,530 / 34,492 Shares)                                     $8.97
                                                                          -----
Net Asset Value - Delaware Small Cap Growth Fund
   Class B ($128,468 / 14,318 Shares)                                     $8.97
                                                                          -----
Net Asset Value - Delaware Small Cap Growth Fund
   Class C ($210,839 / 23,493 Shares)                                     $8.97
                                                                          -----
Net Asset Value - Delaware Small Cap Growth Fund
   Institutional Class ($2,111,590 / 235,297 Shares)                      $8.97
                                                                          -----
Components of Net Assets at December 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par)                                            $2,585,575
Undistributed net investment loss                                        (4,951)
Accumulated net realized loss on investments                            (68,637)
Net unrealized appreciation of investments                              248,440
                                                                     ----------
Total net assets                                                     $2,760,427
                                                                     ==========

+ Non-income producing security for the year ended
  December 31, 2001.

Net Asset Value and Offering Price per Share --
   Delaware Small Cap Growth Fund
Net asset value Class A (A)                                               $8.97
Sales charge (5.75% of offering price, or 6.13% of amount
   invested per share) (B)                                                 0.55
                                                                          -----
Offering price                                                            $9.52
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.


See accompanying notes

                                                  Delaware Small Cap Growth Fund
             For the period July 31, 2001* through December 31, 2001 (Unaudited)

Statement
       of Operations

Investment Income:
   Dividends                                                           $   3,994
   Interest                                                                3,858    $   7,852
                                                                       ---------    ---------

Expenses:
   Registration fees                                                      18,429
   Reports and statements to shareholders                                 12,684
   Management fees                                                         6,767
   Custodian fees                                                          1,859
   Dividend disbursing and transfer agent fees and expenses                1,377
   Distribution expenses                                                     666
   Trustees' fees                                                            411
   Accounting and administration                                             389
   Professional fees                                                         330
   Other                                                                   1,575       44,847
                                                                       ---------    ---------
   Less expenses absorbed or waived                                                   (31,614)
   Less expenses paid indirectly                                                          (70)
                                                                                    ---------
   Total expenses                                                                      12,803
                                                                                    ---------

Net Investment Loss                                                                    (4,951)
                                                                                    ---------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss on investments                                                   (68,637)
   Net change in unrealized appreciation/depreciation of investments                  248,440
                                                                                    ---------
Net Realized and Unrealized Gain on Investments                                       179,803
                                                                                    ---------

Net Increase in Net Assets Resulting from Operations                                $ 174,852
                                                                                    =========



*Date of commencement of operations.


See accompanying notes

                                                  Delaware Small Cap Growth Fund

Statement
       of Changes in Net Assets

                                                                         7/31/01*
                                                                            to
                                                                         12/31/01
                                                                        (Unaudited)

Increase in Net Assets from Operations:
   Net investment loss                                                 $    (4,951)
   Net realized loss on investments                                        (68,637)
   Net change in unrealized appreciation/depreciation of investments       248,440
                                                                       -----------
   Net increase in net assets resulting from operations                    174,852
                                                                       -----------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                               281,918
     Class B                                                               113,277
     Class C                                                               326,054
     Institutional Class                                                 2,001,252
                                                                       -----------
                                                                         2,722,501
                                                                       -----------
   Cost of shares repurchased:
     Class A                                                                  (696)
     Class B                                                                    --
     Class C                                                              (136,230)
     Institutional Class                                                        --
                                                                       -----------
                                                                          (136,926)
                                                                       -----------
Increase in net assets derived from capital share transactions           2,585,575
                                                                       -----------
Net Increase in Net Assets:                                              2,760,427

Net Assets:
   Beginning of period                                                          --
                                                                       -----------
   End of period                                                       $ 2,760,427
                                                                       ===========

*Date of commencement of operations.


See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Small Cap Growth Fund

                                                               Class A       Class B    Class C     Institutional Class
                                                              7/31/01(1)   7/31/01(1)  7/31/01(1)      7/31/01(1)
                                                                  to           to         to              to
                                                               12/31/01     12/31/01    12/31/01       12/31/01
                                                             (Unaudited)  (Unaudited) (Unaudited)    (Unaudited)

Net asset value, beginning of period                           $  8.500    $  8.500    $   8.500      $  8.500

Income from investment operations:
Net investment income(2)                                         (0.143)     (0.169)      (0.168)       (0.135)
Net realized and unrealized gain on investments                   0.613       0.639        0.638         0.605
                                                               --------    --------    ---------      --------
Total from investment operations                                  0.470       0.470        0.470         0.470
                                                               --------    --------    ---------      --------

Net asset value, end of period                                 $  8.970    $  8.970    $   8.970      $  8.970
                                                               ========    ========    =========      ========

Total return(3)                                                   5.65%       5.53%        5.65%         5.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $    310    $    128    $     211      $  2,112
Ratio of expenses to average net assets                           1.60%       2.35%        2.35%         1.35%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       5.10%       5.85%        5.85%         4.85%
Ratio of net investment income to average net assets             (0.73%)     (1.48%)      (1.48%)       (0.48%)
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly      (4.23%)     (4.98%)      (4.98%)       (3.98%)
Portfolio turnover                                                 132%        132%         132%          132%


(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge for Class A, Class B and Class C shares.


See accompanying notes

                                                  Delaware Small Cap Growth Fund
                                                  December 31, 2001

Notes
       to Financial Statements

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund (formerly Delaware Research Fund), Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Small Cap Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. The Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $21 for the period ended December 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended December 31, 2001 were approximately $49. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 1.00% on average daily net assets.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions, and extraordinary expenses do not exceed 1.35% of average daily net assets of the Fund through July 31, 2002.

The Fund has engaged Delaware Service
Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distributions expenses are paid by Institutional Class shares.

                                                  Delaware Small Cap Growth Fund

Notes
       to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
For the period ended December 31, 2001, DDLP earned $884 for commissions on sales of the Fund's Class A shares.

At December 31, 2001, the Fund had liabilities payables to affiliates as follows:

     Investment management fee payable to DMC                  $ 8,018
     Dividend disbursing, transfer agent fees, accounting
        and other expenses payable to DSC                      $ 6,812
     Other expenses payable to DMC and affiliates              $75,899

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2001, the Fund made purchases of $3,354,591 and sales of $1,092,518 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At December 31, 2001, the cost of investments was $2,193,436 . At December 31, 2001, the net unrealized appreciation was $248,440 of which $336,512 related to unrealized appreciation of investments and $88,072 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                      7/31/01*
                                         to
                                      12/31/01
                                    (Unaudited)
Shares sold:
   Class A                             34,570
   Class B                             14,318
   Class C                             40,299
   Institutional Class                235,297
                                    ---------
                                      324,486
                                    ---------

Shares repurchased:
   Class A                                (78)
   Class B                                 --
   Class C                            (16,806)
   Institutional Class                     --
                                    ---------
                                      (16,884)
                                    ---------
Net increase                          307,602
                                    =========

*Date of commencement of operations.

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of December 31, 2001, or at any time during the period.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Small Cap Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Board of Trustees                           Affiliated Officers                        Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                           Investment Manager
Chairman                                    Executive Vice President and               Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity           Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                           International Affiliate
Walter P. Babich                                                                       Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                           London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                       National Distributor
                                            Delaware Investments Family of Funds       Delaware Distributors, L.P.
David K. Downes                             Philadelphia, PA                           Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                        Shareholder Servicing, Dividend
Philadelphia, PA                            President and Chief Executive Officer      Disbursing and Transfer Agent
                                            Delaware Distributors, L.P.                Delaware Service Company, Inc.
John H. Durham                              Philadelphia, PA                           2005 Market Street
Private Investor                                                                       Philadelphia, PA 19103-7094
Gwynedd Valley, PA

John A. Fry                                                                            For Shareholders
Executive Vice President                                                               800 523-1918
University of Pennsylvania
Philadelphia, PA                                                                       For Securities Dealers and Financial
                                                                                       Institutions Representatives Only
Anthony D. Knerr                                                                       800 362-7500
Consultant
Anthony Knerr & Associates                                                             Website
New York, NY                                                                           www.delawareinvestments.com

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5581)                                                        Printed in the USA
SA-509 [12/01] CG 2/02                                                     J7837